UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	October 18, 2016

Fulton Financial Corporation
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) is filed as an amendment to the Current Report on Form 8-K for Fulton Financial Corporation (“Fulton”) filed with the Securities and Exchange Commission on October 18, 2016 under Items 2.02 and 9.01 (the “Original Filing”). Fulton is filing this Amendment solely to correct a typographical error on Slide 9 of the presentation materials furnished as Exhibit 99.3 to the Original Filing (the “Presentation”). The dollar amount label for Outside Consulting Services and Temporary Staffing for 2015 in the bar graph on Slide 9 of the Presentation incorrectly stated the dollar amount of Outside Consulting Services and Temporary Staffing as $4.5 million; the relative size of the bar graph was, however, correct. The actual dollar amount for Outside Consulting Services and Temporary Staffing for 2015 was $5.9 million. Fulton’s Chief Financial Officer, Patrick S. Barrett, discussed the error and disclosed the correct dollar amount for Outside Consulting Services and Temporary Staffing for 2015 during the conference call and webcast to discuss Fulton’s results of operations for the third quarter ended September 30, 2016 held on October 19, 2016. A corrected version of the Presentation is attached hereto as Exhibit 99.3, and a corrected version of the Presentation has now been posted on Fulton’s website.

No other changes have been made to the Presentation or the Original Filing. The remaining text of this Amendment and Exhibits 99.1 and 99.2, which are re-furnished herewith for the convenience of the reader, have not been changed from the Original Filing.

Item 2.02 - Results of Operations and Financial Condition

On October 18, 2016, Fulton Financial Corporation (“Fulton”) issued a press release (the “Press Release”) announcing its results of operations for the third quarter ended September 30, 2016. A copy of the Press Release and supplementary financial information which accompanied the Press Release, are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report and are incorporated herein by reference. Fulton also posted on its Investor Relations website, www.fult.com, presentation materials Fulton intends to use during a conference call and webcast to discuss those results on Wednesday, October 19, 2016 at 10:00 a.m. Eastern Time. A copy of the presentation materials is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, may contain forward-looking statements with respect to Fulton’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Statements relating to the “outlook” or “2016 Outlook” contained in Exhibit 99.3 to this Current Report are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond Fulton’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements.

A discussion of certain risks and uncertainties affecting Fulton, and some of the factors that could cause Fulton’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which have been filed with the Securities and Exchange Commission and are available in the Investors Relations section of Fulton’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Fulton undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements And Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 18, 2016.
99.2	Supplementary financial information for the quarter ended September 30, 2016.
99.3	Presentation materials to be discussed during the conference call and webcast on October 19, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2016	FULTON FINANCIAL CORPORATION
By: /s/ Patrick S. Barrett
Patrick S. Barrett
Senior Executive Vice President and
Chief Financial Officer